UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  November 25, 2002


                             BLUESTAR LEASING, INC.
               (Exact name of registrant as specified in its charter)


         Nevada             	       0-33239       		     88-0485488
(State or other jurisdiction	     (Commission		         (IRS Employer
   of incorporation)	            file number)	   Identification Number)


               2800 Post Oak Blvd., Suite 5260, Houston, Texas 77056
                (Address of principal executive offices)(Zip Code)


                                 (713) 621-0577
                (Registrant's telephone number, including area code)



           (Former name and former address, if changed since last report)




Item 2.	Acquisition or Disposition of Assets

	On November 25 2002, the Company, through Sterling FBO Holdings, Inc., a wholly-owned subsidiary of the Company, completed the acquisition of a 100% ownership interest in both Casper Jet Center, L.L.C., Austin Aero FBO, Ltd., and Sterling-Ft. Worth Jet Center, Ltd. The Company issued an aggregate of 3,723,894 shares of common stock to acquire Casper Jet Center, L.L.C., 4,355,554 shares of common stock to acquire Austin Aero FBO, Ltd., and 1,153,333 shares of common stock to acquire Sterling-Ft. Worth Jet Center, Ltd.

	Both Casper Jet Center, L.L.C. and Austin Aero FBO, Ltd. were acquired from Mathew Investment Partnership and Sterling, REIT, Inc. Sterling-Ft. Worth Jet Center, Ltd. was acquired from Mathew Investment Partnership, Sterling,
REIT, Inc., and Geld Fund II, LLC.   Mathew  Investment  Partnership, L.P., Geld
Fund II, LLC., and Sterling REIT, Inc. may each be deemed to be affiliates of the Company by reason of the holdings of common stock by those entities or affiliates of those entities and, with respect to Sterling REIT, Inc., by reason of the service of Ron F. Bearden as President of both the Company and Sterling, REIT, Inc.

     Casper Jet Center, L.L.C. owns and operates a private airport facility in Casper, Wyoming. The recently renovated facility includes a large comfortable pilot lounge, conference room and offers essential pilot supplies at the professional customer service counter. Casper Jet Center is also a full service center for hydraulics, engines and landing gear systems .

     Austin Aero FBO, Ltd. manages Sterling Austin Aero FBO, L.P., a private airport facility located in Austin, Texas.

     Sterling-Ft. Worth Jet Center, Ltd. owns a private airport facility located at Ft. Worth Meacham International Airport. The 32,000 square foot facility, managed by Ft. Worth Jet Center, Inc., offers hangar space, tie down services, Jet A and Avgas, computerized weather information, quick turn service, complete line service and the availability of aircraft cleaning services

Item 7.	Financial Statements and Exhibits

	(a)	Financial Statements of Businesses Acquired

It is impractical to provide the required financial statements of Casper Jet Center, L.L.C., Sterling Austin Aero, L.P., and Sterling Ft. Worth Jet Center, Ltd at the time this report is being filed. The required financial statements will be filed by amendment to this report within 60 days after the due date of this report.

	(b)	Pro Forma Financial Information

It is impractical to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed by amendment to this report within 60 days after the due date of this report.

	(c)	Exhibits

		None




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

							BLUESTAR LEASING, INC.

Dated: December 2, 2002
							By:   /s/ Ron F. Bearden
							      Ron F. Bearden
							      President